ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2025
Asset Retirement Obligation [Abstract]
ASSET RETIREMENT OBLIGATIONS
9. ASSET RETIREMENT OBLIGATIONS
The disclosures in this note apply to both Registrants, unless indicated otherwise.
The Registrants recognize an ARO for their legal obligation to perform asset retirement activities associated with their long-lived assets. The ARO liability represents an estimate of the fair value of the Registrants’ current obligation such that the ARO is accreted monthly to reflect the time value of money.
A fair value measurement inherently involves unc
ertai
nty in the amount and timing of settlement of the liability. An expected cash flow approach is used to measure the fair value of the remediation AROs, taking into account the expected timing of settlement of the ARO based on the expected economic useful life of associated asset and/or regulatory requirements. The fair value of an ARO is recognized in the period in which it is incurred. The associated asset retirement costs are capitalized as part of the carrying value of the long-lived asset and are depreciated over the life of the related asset. For instances where asset retirement costs relate to assets that have no future cash flows, the costs are recorded as an operating expense. In certain circumstances, the Registrants have recovery of asset retirement costs and, as such, certain accretion and depreciation is offset against regulatory assets. Conditional retirement obligations associated with tangible long-lived assets are recognized at fair value in the period in which they are incurred if a reasonable estimate can be made, even though there may be uncertainty about timing or method of settlement. When settlement is conditional on a future event occurring, it is reflected in the measurement of the liability, not the timing of the liability recognition.
FirstEnergy has recognized applicable legal obligations for AROs and their associated costs, including reclamation of sludge disposal ponds, closure of CCR sites, underground and above-ground storage tanks and wastewater treatment lagoons. In addition, the Registrants have recognized conditional retirement obligations, primarily for asbestos remediation.

The following table summarizes the changes to the ARO balances as of December 31, 2025, and 2024.

	FirstEnergy	JCP&L
	(In millions)
Balance, January 1, 2024	$209	$7
Changes in timing and amount of estimated cash flows	131	—
Liabilities incurred	95	—
Liabilities settled	(4)	—
Accretion	24	1

Balance, December 31, 2024	455	8

Changes in timing and amount of estimated cash flows	(51)	—
Liabilities incurred	1	—
Liabilities settled (1)	(154)	—
Accretion	26	—

Balance, December 31, 2025	$277	$8

(1)
FirstEnergy amounts include the transfer of the McElroy’s Run CCR impoundment facility as well as the adjacent dry landfill and related remediation obligations to a subsidiary of IDA Power, LLC, as further discussed below.

During 2024, as a result of the evaluation of closure options for McElroy’s Run CCR impoundment facility and the adjacent landfill, AE Supply reviewed its ARO and future expected costs to remediate, resulting in an increase to the ARO liability of $87 million, included within “Other operating expenses” and Corporate/Other for segment reporting. AE Supply transferred the McElroy’s Run CCR impoundment facility and adjacent dry landfill and related remediation obligations on March 4, 2025, pursuant to the environmental liability transfer agreement dated February 3, 2025, with a subsidiary of IDA Power, LLC. Pursuant to the agreement, AE Supply established a $160 million escrow account that AE Supply will fund over five years and is secured by a surety bond, which is guaranteed by FE. In connection with the transfer, AE Supply recognized a $130 million liability, based on a 4.8% weighted average discount rate over the contract term, associated with its remaining obligation to fund the escrow account over the next five years, and derecognized the ARO, resulting in an immaterial impact to earnings. During the year ended December 31, 2025, AE Supply made $46 million of cash payments to the escrow account.
As further discussed in Note 14., “Commitments, Guarantees, and Contingencies - Regulation of Waste Disposal,” of the Combined Notes to Financial Statements of the Registrants on May 8, 2024, the EPA finalized changes to the CCR rule addressing certain legacy CCR disposal sites that were not included in previous CCR rules. As a result, during 2024, FirstEnergy performed a preliminary assessment of former CCR disposal sites and calculated an initial estimate applying historical experience in remediating comparable sites. As a result, FirstEnergy recorded a $139 million increase to its ARO in 2024, of which $113 million is included in “Other operating expenses” on the Consolidated Statements of Income and was not capitalized as an asset retirement cost since the associated electric generation facilities are closed. Of the $113 million expensed in 2024, $16 million is included with Integrated, $46 million is included within Distribution and $51 million at Corporate/Other for segment reporting. JCP&L did no
t have any legacy CCR disposal sites that were applicable to the new CCR rule.
The ARO increase related to certain legacy CCR disposal sites represents the discounted cash flows for estimated closure costs based upon the potential closure requirements as evaluated on a site-by-site
basis. Actual costs to be incurred will be dependent upon factors that vary from site to site. The most significant factors include the method and time frame of closure at the individual sites, which will be determined based on the groundwater monitoring and, if applicable, EPA approval of closure plans. In determining the estimated closure costs for each site, FirstEnergy has assumed the anticipated applicable closure method, however, alternative closure methods may be required, resulting in greater or lesser cost. As a result, the ARO liability may be adjusted as additional information is gained through the evaluation and closure process, including further inspection of the sites, results of groundwater monitoring and changes in interpretation of the CCR regulations which may change management assumptions, and could result in a material change to the ARO liability balance and FirstEnergy’s results of operations.
During the fourth quarter of 2025, FirstEnergy completed engineering studies and field analysis for certain of its legacy CCR disposal sites and determined that certain of those sites did not meet criteria to be applicable to the CCR rules. As a result, during the fourth quarter of 2025, FirstEnergy recorded a $49 million decrease to its ARO, all of which is included in “Other operating expenses” on the Consolidated Statements of Income and was not capitalized as an asset retirement cost since the associated electric generation facilities are closed. Of this $49 million pre-tax
decrease to expense, $17 million is included at Integrated and $32 million at Corporate/Other for FirstEnergy’s segment reporting.